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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 26, 2000

                             ---------------------

                            JWGenesis Financial Corp.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)


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
           Florida                    001-14205                 65-0811010
           -------                    ---------                 ----------
(State or other Jurisdiction of    (Commission File           (IRS Employer
Incorporation or Organization)         Number)              Identification No.)


  980 North Federal Highway, Suite 210
          Boca Raton, Florida                                     33432
----------------------------------------                          -----
(Address of Principal Executive Offices)                        (Zip Code)
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       Registrant's telephone number, including area code: (561) 338-2600


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On October 26, 2000, JWGenesis Financial Corp. (the "Company") delivered notice to its shareholders of an indirect distribution, as a special, non-cash dividend to its shareholders, of approximately 75% of its interest in the stock of MVP.com, Inc., a privately-held Delaware corporation. The notice included an Information Statement of the Company providing detailed information concerning the dividend. Copies of the notice and the Information Statement are included herewith pursuant to Item 7 as Exhibits 99(a) and 99(b), respectively. Such Exhibits are incorporated by reference into this Item 5, and the foregoing descriptions thereof are qualified in their entirety by reference to such Exhibits.

         CERTAIN STATEMENTS INCLUDED IN THIS FORM 8-K, INCLUDING WITHOUT LIMITATION STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "INTENDS," "EXPECTS" AND WORDS OF SIMILAR IMPORT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: THE IMPACT OF GENERAL ECONOMIC CONDITIONS ON THE CAPITAL MARKETS; CHANGES IN OR AMENDMENTS TO REGULATORY AUTHORITIES' CAPITAL REQUIREMENTS OR OTHER REGULATIONS APPLICABLE TO THE COMPANY OR ITS SUBSIDIARIES; FLUCTUATIONS IN INTEREST RATES; INCREASED LEVELS OF COMPETITION; AND OTHER FACTORS REFERRED TO IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, UNDER "ITEM 1. BUSINESS - CERTAIN MATTERS REGARDING FORWARD LOOKING STATEMENTS," WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. GIVEN SUCH UNCERTAINTIES, UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY SUCH FACTORS OR TO PUBLICLY ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          99(a) Notice of Special Dividend dated October 25, 2000

          99(b) Information Statement dated October 25, 2000




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


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
                                   JWGENESIS FINANCIAL CORP.


                                   By: /s/ Joel E. Marks
                                       -----------------------------------------
                                       Joel E. Marks
                                       Vice Chairman and Chief Operating Officer
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Dated:  October 26, 2000




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